UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2011

ORANGE 21 INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51071	33-0580186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2070 Las Palmas Drive

Carlsbad, California 92011

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (760) 804-8420

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01	Changes in Control of Registrant.

On transactions occurring on the 26th, 29th and 30th of August 2011, Seth W. Hamot acquired beneficial ownership of a total 276,543 shares of Orange 21 Inc.’s common stock. Mr. Hamot is the Chairman of our board of directors. The shares were acquired by Costa Brava Partnership III L.P. (“Costa Brava”). Mr. Hamot is the President of Roark, Rearden & Hamot, LLC, which is the general partner of Costa Brava. Pursuant to the Schedule 13D/A (filed jointly by Mr. Hamot, Costa Brava and Roark, Rearden & Hamot, LLC on August 31, 2011), Mr. Hamot, Costa Brava and Roark, Rearden & Hamot, LLC reported sole voting and investment power over the shares of our common stock held by Costa Brava. The principal business address of each of Costa Brava, Seth W. Hamot, and Roark, Rearden & Hamot, LLC is 222 Berkeley Street, 17th Floor, Boston, MA 02116.

The shares were acquired in open market transactions. In the first transaction, on August 26, 2011, Costa Brava Partnership III L.P. acquired 266,488 shares for $1.60 per share. In the second transaction, also on August 26, 2011, Costa Brava Partnership III L.P. acquired 2,433 shares for $1.60 per share. In the third transaction, on August 29, 2011, Costa Brava Partnership III L.P. acquired 7,122 shares for $1.72 per share. In the fourth transaction, on August 30, 2011, Costa Brava Partnership III L.P. acquired 500 shares for $1.80 per share. The aggregate purchase price for the 276,543 shares was $443,423 which Costa Brava paid from working capital set aside for the general purpose of investing.

The following table shows Mr. Hamot’s beneficial interest in Orange 21 Inc. immediately following the acquisition of the 276,543 shares of our common stock by Costa Brava Partnership III L.P. described above:

Security	Number of Shares
Common Stock (1)	6,234,321
Convertible Promissory Note (2)	1,000,000
Stock Options (3)	30,000

(1)	Represents (i) 32,918 shares held directly by Mr. Hamot, (ii) 6,000 shares held in two trusts for the benefit of Mr. Hamot’s children and 12,000 shares held directly by Mr. Hamot’s children and (iii) 6,183,403 shares held by Costa Brava.
(2)	Represents 1,000,000 shares underlying a convertible promissory note issued by a subsidiary of Orange 21 Inc. to Costa Brava Partnership III L.P.
(3)	Represents options to purchase 30,000 shares of common stock held directly by Mr. Hamot, which are fully vested and exercisable.

Following the acquisition of shares by Costa Brava Partnership described above, Mr. Hamot beneficially owns 52.1% of our common stock as of August 31, 2011, on which date Orange 21 Inc. had 12,903,117 shares of common stock issued and outstanding. Mr. Hamot’s beneficial ownership percentage is calculated in accordance with Securities and Exchange Commission Rule 13d-3(d)(1) by dividing the sum of those shares beneficially held by Mr. Hamot and those shares underlying derivative securities beneficially held by Mr. Hamot by the sum of the total number of shares outstanding as of August 31, 2011 and those shares underlying derivative securities beneficially held by Mr. Hamot.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 31, 2011	ORANGE 21 INC.

	By:	/s/ Michael D. Angel
Michael D. Angel
Interim Chief Financial Officer and Treasurer